Exhibit 99.2

Toyota Business Highlights Q1FY2020 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for July 2019 came in at 16 . 8 M units, up from July 2018 at 16 . 7 M units . • Toyota U . S . reported July 2019 sales of 209 , 204 units, a increase of 0 . 2 % on a volume basis and a decrease of 3 . 8 % on a daily selling rate (DSR) basis versus July 2018 . • Lexus division posted July 2019 sales of 25 , 025 units, down 1 . 5 % on a volume basis and down 5 . 4 % on a DSR basis . • North American production as a percentage of U . S . sales for July 2019 was 66 . 5% , down from 68 . 5 % in July 2018 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source: TMC company filings. 184,179 25,025 Toyota Division Lexus Division Toyota U.S. July 2019 Vehicle Sales Jul-18 Jul-19 Jul-18 Jul-19 RAV4 41,093 39,645 COROLLA 26,754 30,635 CAMRY 26,311 27,134 HIGHLANDER 21,159 22,328 TACOMA 21,844 20,416 Toyota U.S. July Vehicles Sales - Toyota Division Top 5 Models Jul-18 Jul-19 Jul-18 Jul-19 RX 9,780 9,247 ES 4,551 4,960 NX 4,653 4,423 GX 2,374 2,094 IS 2,068 1,331 Toyota U.S. July Vehicles Sales - Lexus Division Top 5 Models Production (units) Q1 2020 Q1 2019 Japan 1,134 1,003 North America 499 517 Europe 174 168 Asia 386 402 Other‡ 119 110 Sales (units) Q1 2020 Q1 2019 Japan 555 510 North America 744 746 Europe 274 253 Asia 398 394 Other‡ 334 332 Units in thousands 0 50 100 150 200 250 300 6 11 16 21 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales July 2014 - July 2019 SAAR Toyota U.S. Sales TMC Consolidated Financial Performance Q1 2020 Q1 2019 Net revenues ¥7,646,091 ¥7,362,733 Operating income 741,951 682,687 Net income attributable to TMC 682,974 657,306 TMC Consolidated Balance Sheet Current assets ¥19,286,535 ¥18,026,945 Noncurrent finance receivables, net 10,265,912 9,797,925 Total investments and other assets 12,024,464 12,738,962 Property, plant and equipment, net 10,540,525 10,485,317 Total assets ¥52,117,436 ¥51,049,149 Liabilities ¥31,378,907 ¥30,926,252 Mezzanine equity 497,425 491,951 Shareholders' equity 20,241,104 19,630,946 Total liabilities and shareholders' equity ¥52,117,436 ¥51,049,149 Operating Income by Geographic Region Yen in billions Japan ¥437 ¥396 North America 119 64 Europe 38 23 Asia 111 146 Other‡ 23 43 Inter-segment elimination and/or unallocated amount 14 11 Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $359 million for the first quarter of fiscal 2020 compared to $92 million for the same period in fiscal 2019. The increase in net income for the first quarter of fiscal 2020, compared to the same period in fiscal 2019, was primarily due to a $141 million decrease in depreciation on operating leases, a $127 million increase in total financing revenues, and a $78 million increase in investment and other income, net, partially offset by a $82 million increase in provision for income taxes. • We recorded a provision for credit losses of $75 million for the first quarter of fiscal 2020, compared to $89 million for the same period in fiscal 2019. The decrease in the provision for credit losses for the first quarter of fiscal 2020, compared to the same period in fiscal 2019, was primarily driven by improvement in the financial performance of certain dealers. • Our aggregate balances for accounts 60 or more days past due was 0.33 percent for both June 30, 2019 and 2018. Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could increase our credit losses. In addition, a decline in the effectiveness of our collection practices could also increase our credit losses. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 24 . 7 billion to $ 28 . 4 billion during the quarter ended June 30 , 2019 , with an average outstanding balance of $ 25 . 8 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES For the seventh year in a row, in 2018 TMCC earned the most new vehicle financing contracts out of all finance companies. As of June 2019, TMCC has over 4.5 million active finance accounts. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com James Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance Q1 2019 Q1 2020 Total financing revenues $2,836 $2,963 Income before income taxes 114 463 Net Income 92 359 Debt-to-Equity Ratio 7.8x 7.0x U.S. dollars in millions 156 65 136 164 83 126 0 100 200 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q1 2019 Q1 2020 64.0% 65.5% Q1 2019 Q1 2020 TMCC - Market Share 1 Q1 2019 Q1 2020 27.3 28.4 58.8 56.4 14.6 12.9 $0 $20 $40 $60 $80 $100 $120 Q1 2019 Q1 2020 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 74% 20% 96% 34% 14% 91% 0% 20% 40% 60% 80% 100% New Retail Contracts Used Retail Contracts Lease Contracts TMCC - Percentage of Contracts Subvened Q1 2019 Q1 2020 0.00% 0.25% 0.50% Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020 TMCC - Consumer Portfolio Credit Performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets